UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2013

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) was held on May 9, 2013. The matters submitted to the stockholders for a vote were: (i) the election of four directors; (ii) a non-binding resolution approving the compensation of the executive officers named in the proxy statement; (iii) a non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement; and (iv) the authorization to accept the recommendation of the Company’s Audit Committee with respect to the selection of TGM Group LLC as the Company’s independent auditing firm for the Company’s fiscal year ending December 31, 2013. The nominees submitted for election as directors were Thomas Clocker, F. William Kuethe, Jr., William N. Scherer, Sr. and Karen B. Thorwarth.

(i)	The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold	Broker Non Votes
Thomas Clocker	1,839,176	79,842	295,704
F. William Kuethe, Jr.	1,798,210	120,809	295,703
William N. Scherer, Sr.	1,839,159	79,860	295,703
Karen B. Thorwarth	1,835,245	83,774	295,703

As a result, all of the nominees were elected to serve as directors for terms of three years each and until their successors are duly elected and qualified. Directors not up for re-election and continuing in office after the Meeting are: Norman E. Harrison, Jr., Michael G. Livingston, Edward L. Maddox, John E. Demyan, Charles Lynch, Jr., F. W. Kuethe, III, and Mary Lou Wilcox.

(ii)	The results of the vote on the non-binding resolution approving the compensation of the executive officers named in the proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
1,816,949	23,341	78,665	295,767

As a result, the resolution was approved.

(iii)	The results of the non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
562,384	47,605	1,255,919	53,047	296,767

As a result, the frequency of three years was approved. Consistent with the non-binding vote of the stockholders, the Company has determined to hold future advisory votes on executive compensation every three years.

(iv)	The results of the vote on the proposal to authorize selection of an auditor were as follows:

For	Against	Abstain	Broker Non-Votes
2,190,750	10,272	13,639	61

As a result, the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: May 10, 2013	By:	/s/ Michael G. Livingston
Michael G. Livingston
Chief Executive Officer